Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three Months Ended March 31, 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Summary Financial Statement Information for Unconsolidated Entities	Page 3
Calculation of Funds from Operations and FFO Payout Ratio	Page 4
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 5
EBITDA, Operating Ratios and Earnings per Share	Page 6

Balance Sheet Data:
Comparative Balance Sheets	Page 7
Market Capitalization and Debt Coverage Ratios	Page 8
Consolidated Debt Schedule	Page 9
Consolidated Debt Maturities Schedule	Page 10
Joint Venture Debt and Debt Maturity Schedule	Page 11

Operational Data:
Occupancy Statistics	Page 12
Leasing Results and Re-leasing Spreads	Page 13
Mall Portfolio (wholly owned) Statistics by Asset Category	Page 14
Mall Portfolio (wholly owned) Excluding Malls Held for Sale	Page 15
Mall Portfolio (total portfolio) Statistics	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20

Quarterly Income Statement
(in thousands)

	Three Months Ended March 31,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 2)	$47,062	$6,550	$53,612	$48,091	$7,732	$55,823
Percentage rents	1,479	137	1,616	1,064	75	1,139
Tenant reimbursements	22,600	3,166	25,766	21,652	3,636	25,288
Out parcel sales	-	-	-	320	-	320
Other (see components on page 2)	4,030	530	4,560	4,321	532	4,853
Total Revenues	75,171	10,383	85,554	75,448	11,975	87,423

Expenses:
Property operating expenses	(16,634)	(3,422)	(20,056)	(15,893)	(3,582)	(19,475)
Real estate taxes	(8,715)	(988)	(9,703)	(8,867)	(1,080)	(9,947)
	(25,349)	(4,410)	(29,759)	(24,760)	(4,662)	(29,422)
Provision for credit losses	(919)	(457)	(1,376)	(991)	(248)	(1,239)
Other operating expenses	(1,661)	(194)	(1,855)	(1,733)	(270)	(2,003)
Cost related to sales of out parcels	-	-	-	(129)	-	(129)
Real estate depreciation and amortization	(17,259)	-	(17,259)	(17,683)	(1,830)	(19,513)
Non-real estate depreciation and amortization	(393)	(2)	(395)	(572)	(45)	(617)
General and administrative	(4,596)	(22)	(4,618)	(4,079)	(16)	(4,095)
Total Expenses	(50,177)	(5,085)	(55,262)	(49,947)	(7,071)	(57,018)

Operating Income	24,994	5,298	30,292	25,501	4,904	30,405

Interest income	130	52	182	105	40	145
Interest expense	(22,501)	(1,638)	(24,139)	(20,322)	(3,212)	(23,534)
Loan fee amortization	(492)	(48)	(540)	(552)	(94)	(646)
Equity in income of unconsolidated entities	117	-	117	593	-	593
Income before minority interest and discontinued operations	2,248	3,664	5,912	5,325	1,638	6,963
Minority interest in operating partnership	(83)	-	(83)	(337)	-	(337)
Income from continuing operations	2,165	3,664	5,829	4,988	1,638	6,626
Discontinued Operations:
(Loss) gain on sales of properties	(362)	-	(362)	1,717	-	1,717
Income from operations	3,664	(3,664)	-	1,638	(1,638)	-
Net income	5,467	-	5,467	8,343	-	8,343
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net income available to common shareholders	$1,108	$-	$1,108	$3,984	$-	$3,984

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended March 31,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$47,157	$6,534	$53,691	$46,590	$7,275	$53,865
Termination income	273	119	392	1,405	500	1,905
Straight-line rents	(368)	(103)	(471)	96	(43)	53
Total Minimum Rents	$47,062	$6,550	$53,612	$48,091	$7,732	$55,823

Components of Other Revenue:
Fee income	$491	$-	$491	$591	$-	$591
Specialty leasing and sponsorship income	2,293	463	2,756	2,357	434	2,791
Other	1,246	67	1,313	1,373	98	1,471
Total Other Revenue	$4,030	$530	$4,560	$4,321	$532	$4,853

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2007		For the Three Months Ended March 31, 2006
		Company's Pro-Rata Share of Joint Venture		Real Estate Joint Ventures
	Total	Operations	Total	% Share
Statements of Operations

Total revenues	$8,137	$4,231	$7,245	$3,767
Operating expenses	(3,928)	(2,042)	(2,953)	(1,535)
Net operating income	4,209	2,189	4,292	2,232
Depreciation and amortization	(2,291)	(1,191)	(1,832)	(953)
Other expenses, net	(3)	(2)	(5)	(3)
Interest expense, net	(1,683)	(875)	(1,314)	(683)
Net income	$232	$121	$1,141	$593
Preferred dividend	(8)	(4)	-	-
Net income available to partnership	$224	$117	$1,141	$593

GPLP's share of income from investment in joint ventures	$117		$593

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$1,108	$3,984	$(43,045)	$1,710	$(57,251)	$(94,602)
Real estate depreciation and amortization	17,259	19,513	18,424	17,671	18,318	73,926
Equity in income of unconsolidated entities	(117)	(593)	(259)	(247)	(344)	(1,443)
Pro-rata share of joint venture funds from operations	1,301	1,546	1,705	1,244	1,572	6,067
Minority interest in operating partnership	83	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties	362	(1,717)	-	-	-	(1,717)
FFO	$19,996	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)

Adjusted Funds from Operations:
FFO	$19,996	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)
Add back impairment losses	-	-	48,801	-	63,117	111,918
Add back defeasance costs	-	-	-	-	9,357	9,357
Adjusted Funds from Operations:	$19,996	$23,070	$21,893	$20,689	$30,121	$95,773

Weighted average common shares outstanding - diluted (including common shares equivalents)	40,326	40,026	40,084	40,075	40,138	40,089

FFO per diluted share	$0.50	$0.58	$(0.67)	$0.52	$(1.06)	$(0.64)
Add back impairment losses and defeasance costs	$-	$-	$1.22	$-	$1.81	$3.03
Adjusted FFO per diluted share	$0.50	$0.58	$0.55	$0.52	$0.75	$2.39

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	97.0%	83.4%	88.0%	93.1%	64.1%	80.5%

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,297	$1,241	$1,965	$1,447	$1,530	$6,183
Straight-line adjustment as (decrease) increase to minimum rents	$(471)	$53	$(475)	$(306)	$(758)	$(1,486)
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to base rents	$5	$119	$(114)	$(69)	$(115)	$(179)
Impairment losses	$-	$-	$48,801	$-	$63,117	$111,918

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income available to partnership	$224	$1,141	$498	$475	$662	$2,776
Real estate depreciation and amortization	2,277	1,832	2,781	1,917	2,362	8,892
FFO	$2,501	$2,973	$3,279	$2,392	$3,024	$11,668

Pro-rata share of joint venture funds from operations	$1,301	$1,546	$1,705	$1,244	$1,572	$6,067

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase to minimum rents	$95	$113	$123	$95	$70	$401
Fair value of debt amortized as increase to interest expense	$25	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$405	$576	$735	$428	$517	$2,256

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$5,467	$8,343	$(38,686)	$6,070	$(52,892)	$(77,165)
Interest expense and costs to defease debt (continuing and discontinued operations)	24,139	23,534	23,320	24,216	33,658	104,728
Loan fee amortization (continuing and discontinued operations)	540	646	579	534	548	2,307
Taxes (continuing and discontinued operations)	334	273	479	359	345	1,456
Depreciation and amortization (continuing and discontinued operations)	17,654	20,130	18,618	18,039	18,694	75,481
EBITDA	48,134	52,926	4,310	49,218	353	106,807
Minority interest in operating partnership	83	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties and properties held for sale and impairment charges	362	(1,717)	48,801	-	63,117	110,201
Adjusted EBITDA	$48,579	$51,546	$49,378	$49,529	$58,822	$209,275

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.1%	5.4%	4.9%	4.7%	4.8%	5.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.2%	87.4%	88.9%	90.5%	91.4%	89.5%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	86.6%	85.9%	85.5%	87.1%	88.2%	86.7%

Earnings per Share:
Weighted average common shares outstanding - basic	36,803	36,499	36,595	36,663	36,686	36,611
Weighted average common shares outstanding - diluted	40,326	40,026	40,084	40,075	39,682	39,646

Earnings per share - basic	$0.03	$0.11	$(1.18)	$0.05	$(1.56)	$(2.58)

Earnings per share - diluted	$0.03	$0.11	$(1.17)	$0.05	$(1.56)	$(2.58)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2007	2006
	Mar. 31	Dec. 31
Assets:
Land	$250,041	$247,149
Building, improvements and equipment	1,691,061	1,679,935
Developments in progress	44,550	49,803
	1,985,652	1,976,887
Less accumulated depreciation	496,953	483,115
Net property and equipment	1,488,699	1,493,772

Deferred leasing costs, net	18,311	17,316
Investment in and advances to unconsolidated real estate entities	73,830	70,416
Real estate assets held-for-sale	192,857	192,301
Net investment in real estate	1,773,697	1,773,805

Cash and cash equivalents	6,810	11,751
Non-real estate assets associated with discontinued operations	11,030	12,662
Restricted cash	11,455	12,132
Tenant accounts receivable, net	37,212	40,233
Deferred expenses, net	7,594	8,134
Prepaid and other assets	34,383	30,103
Total Assets	$1,882,181	$1,888,820

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,198,760	$1,203,100
Mortgage notes payable associated with assets held-for-sale	76,424	101,786
Notes payable	319,000	272,000
Other liabilities associated with discontinued operations	2,750	3,926
Accounts payable and accrued expenses	46,523	57,520
Distributions payable	23,639	23,481
	1,667,096	1,661,813

Minority interest in partnership	842	1,772

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000
Series G cumulative preferred stock	150,000	150,000
Common shares of beneficial interest	371	368
Additional paid-in capital	552,880	547,036
Distributions in excess of accumulated earnings	(548,873)	(532,141)
Other comprehensive loss	(135)	(28)
Total Liabilities and Shareholders' Equity	$1,882,181	$1,888,820

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2007	2006
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$27.02	$28.40	$24.81	$24.78	$26.71	$26.71

Market Capitalization Ratio:
Common shares outstanding	37,104	36,620	36,701	36,772	36,776	36,776
Operating partnership units outstanding	2,996	3,056	3,056	2,996	2,996	2,996
Total common shares and units outstanding at end of period	40,100	39,676	39,757	39,768	39,772	39,772

Valuation - Common shares and operating partnership units outstanding	$1,083,503	$1,126,798	$986,371	$985,451	$1,062,310	$1,062,310
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,594,184	1,520,910	1,522,739	1,534,223	1,576,886	1,576,886
Total market capitalization	$2,887,687	$2,857,708	$2,719,110	$2,729,674	$2,849,196	$2,849,196

Debt / Market capitalization	55.2%	53.2%	56.0%	56.2%	55.3%	55.3%
Debt / Gross asset value (1)	65.5%	61.0%	62.4%	64.0%	66.5%	66.5%
Debt / Market capitalization including pro-rata share of joint ventures	56.2%	54.2%	57.0%	57.2%	56.3%	56.3%

Debt Coverage Ratios:
Interest coverage ratio	2.0	2.2	2.1	2.0	2.4	2.2
(Adjusted EBITDA from page 6 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.7	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Mar 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2007	2006	2007	2006	Terms	Terms	at Maturity	Maturity
SAN Mall, LP (n)	$32,878	$33,020	8.35%	8.35%	(m)	(a)	$32,615	(f)
Colonial Park Mall, LP	32,305	32,451	7.73%	7.73%	(m)	(a)	$32,033	(f)
Mount Vernon Venture, LLC	8,722	8,753	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (n)	43,546	43,766	7.84%	7.84%	(m)	(a)	$42,302	(g)
Morgantown Mall Associates, LP	52,226	52,474	6.89%	6.89%	(m)	(a)	$50,823	(g)
GM Olathe, LLC	30,000	30,000	6.35%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	47,605	47,815	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,663	38,787	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,346	40,482	8.20%	8.20%	(m)	(a)	$38,543	(h)
Glimcher Ashland Venture, LLC	24,672	24,809	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	55,652	55,886	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	94,839	95,255	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	141,506	142,129	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	132,695	133,256	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	158,100	158,791	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	108,787	109,232	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	59,284	59,515	7.54%	7.54%	(m)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(d)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(e)	$19,000	November 1, 2028
	1,273,826	1,278,421
Other
Fair Value Adjustment - Polaris Center, LLC	1,358	1,465
Extinguished Debt (n)	-	25,000		7.03%

Total Mortgage Notes Payable	$1,275,184	$1,304,886

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(e)	The loan requires semi-annual payments of interest.
(f)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agereement at a rate of 6.35%.
(m)	Interest rate escalates after optional prepayment date.
(n)	Mortgage notes payable associated with properties held-for-sale.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	3/31/2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
SAN Mall, LP	$32,878	$32,878	-	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,305	32,305	-	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,722	88	$8,634	-	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	43,546	639	42,907	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	52,226	723	51,503	-	-	-	-	-	-	-	-	-
Credit Facility - $70 Million fixed with interest swap	70,000	-	-	$70,000	-	-	-	-	-	-	-	-
GM Olathe, LLC	30,000	-	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	47,605	604	865	46,136	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,663	341	496	549	$37,277	-	-	-	-	-	-	-
Polaris Center, LLC	40,346	377	547	604	38,818	-	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	24,672	400	572	620	668	$22,412	-	-	-	-	-	-
Dayton Mall Venture, LLC	55,652	669	969	1,066	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC	94,839	1,214	1,703	1,807	1,902	2,003	86,210	-	-	-	-	-
PFP Columbus, LLC	141,506	1,814	2,548	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	132,695	1,627	2,290	2,439	2,577	2,722	2,856	118,184	-	-	-	-
JG Elizabeth, LLC	158,100	2,017	2,823	2,986	3,135	3,292	3,437	3,629	$136,781	-	-	-
MFC Beavercreek, LLC	108,787	1,288	1,814	1,933	2,043	2,159	2,265	2,409	94,876	-	-	-
Glimcher SuperMall Venture, LLC	59,284	660	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,096	-	-
RVM Glimcher, LLC	50,000	-	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable	1,343,826	77,644	118,620	162,957	92,739	39,323	151,060	252,452	234,669	51,681	143,681	19,000

Credit Facility - unhedged portion	249,000	-	-	249,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	249,000	-	-	249,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,358	321	428	428	181	-	-	-	-	-	-	-

Total Debt	$1,594,184	$77,965	$119,048	$412,385	$92,920	$39,323	$151,060	$252,452	$234,669	$51,681	$143,681	$19,000

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	3/31/2007	Terms	Maturity	3/31/2007	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$86,995	$1,110	$85,885	$-
Puente Hills Mall, LLC Fair Value Adjustment				(228)	(147)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				86,767	963	85,804	-

Tulsa Promenade	6.52%	(b)	March 14, 2009	35,000	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$121,767	$963	$85,804	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$63,319	$501	$44,618	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Wholly-owned Malls:
Mall Anchors	93.6%	93.9%	94.2%	95.3%	95.0%
Mall Stores	89.2%	91.7%	89.0%	87.9%	87.3%
Total Consolidated Mall Portfolio	92.0%	93.1%	92.3%	92.6%	92.3%

Mall Portfolio including Joint Ventures:
Mall Anchors	94.1%	94.3%	94.6%	95.7%	95.5%
Mall Stores	89.1%	91.5%	88.6%	87.3%	86.5%
Total Mall Portfolio	92.3%	93.3%	92.4%	92.7%	92.3%

Wholly-owned Community Centers:
Community Center Anchors	81.1%	81.1%	70.6%	68.7%	73.6%
Community Center Stores	85.5%	85.2%	85.2%	80.6%	79.7%
Total Community Center Portfolio	82.2%	82.2%	74.2%	71.3%	75.1%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2007

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	20,324	54,874	75,198	$-	$8.20	$8.20	$6.72
Mall Stores	72,352	195,580	267,932	$30.53	$30.17	$30.26	$25.39

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2007 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Mall Anchors	-	54,874	54,874	$-	$-	$8.20	$8.29	$8.20	$8.29	-1%
Mall Stores	22,750	131,201	153,951	$28.77	$22.32	$30.01	$29.16	$29.83	$28.15	6%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of March 31, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF Mar. 2007	Avg. Mall Store Sales PSF Mar. 2006	Mall Store Occupancy 03/31/2007	Mall Store Occupancy 03/31/2006	% of Mall Portfolio NOI (1)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,296,115
Lloyd Center	Portland, OR	24	1,472,277
Mall at Fairfield Commons	Dayton, OH	58	1,143,902
Mall at Johnson City	Johnson City, TN	>100	536,619
Polaris Fashion Place	Columbus, OH	31	1,606,418
Weberstown Mall	Stockton, CA	78	858,424
WestShore Plaza	Tampa, FL	21	1,059,525
			7,973,280	$437	$405	96.2%	93.6%	53%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF Mar. 2007	Avg. Mall Store Sales PSF Mar. 2006	Mall Store Occupancy 03/31/2007	Mall Store Occupancy 03/31/2006	% of Mall Portfolio NOI (1)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	441,720
Colonial Park Mall	Harrisburg, PA	67	743,657
Dayton Mall	Dayton, OH	58	1,371,323
Eastland Mall (OH)	Columbus, OH	31	1,017,334
Grand Central Mall	Parkersburg, WV	>100	930,036
Indian Mound Mall	Columbus, OH	31	557,479
Morgantown Mall	Morgantown, WV	>100	557,912
New Towne Mall	New Philadelphia, OH	>100	516,596
Northtown Mall	Minneapolis, MN	15	712,555
River Valley Mall	Columbus, OH	31	577,467
Supermall of the Great NW	Seattle, WA	13	943,260
University Mall	Tampa, FL	21	1,236,550
			9,605,889	$307	$304	90.0%	85.7%	40%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF Mar. 2007	Avg. Mall Store Sales PSF Mar. 2006	Mall Store Occupancy 03/31/2007	Mall Store Occupancy 03/31/2006	% of Mall Portfolio NOI (1)

OPPORTUNISTIC

Almeda Mall	Houston, TX	7	779,912
Eastland Mall (NC)	Charlotte, NC	34	1,061,618
Great Mall of the Great Plains	Kansas City, KS	26	783,010
Montgomery Mall	Montgomery, AL	>100	726,885
Northwest Mall	Houston, TX	7	795,828
			4,147,253	$226	$233	72.2%	78.1%	7%

TOTAL SAME MALL PORTFOLIO			21,726,422	$350	$339	89.2%	87.3%	100%

(1) Based on net operating income for the three months ended March 31, 2007

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS EXCLUDING THOSE ASSETS HELD FOR SALE
as of March 31, 2007

Property	Location	MSA Ranking	Total GLA	Average Mall Store Sales PSF Mar. 2007	Average Mall Store Sales PSF Mar. 2006	Mall Store Occupancy 03/31/2007	Mall Store Occupancy 03/31/2006

TOTAL SAME MALL PORTFOLIO (FROM PAGE 14)			21,726,422	$350	$339	89.2%	87.3%

ASSETS HELD FOR SALE:
Almeda Mall	Houston, TX	7	779,912
Eastland Mall (NC)	Charlotte, NC	34	1,061,618
Montgomery Mall	Montgomery, AL	>100	726,885
Northwest Mall	Houston, TX	7	795,828
University Mall	Tampa, FL	21	1,236,550
			4,600,793	$287	$288	75.8%	78.0%

TOTAL MALL PRO-FORMA PORTFOLIO EXCLUDING ASSETS HELD FOR SALE			17,125,629	$361	$348	92.2%	89.5%

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of March 31, 2007

Property	Location	MSA Ranking	Total GLA	Average Mall Store Sales PSF Mar. 2007	Average Mall Store Sales PSF Mar. 2006	Mall Store Occupancy 03/31/2007	Mall Store Occupancy 03/31/2006

TOTAL SAME MALL PORTFOLIO (FROM PAGE 14)			21,726,422	$350	$339	89.2%	87.3%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,179,725
Tulsa Promenade	Tulsa, OK	55	924,732
			2,104,457	$282	$282	88.1%	77.6%

TOTAL MALL PORTFOLIO INCLUDING JOINT VENTURES			23,830,879	$345	$336	89.1%	86.5%

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2007

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	31	440,341	$6,894,813	3.0%
Foot Locker, Inc.	65	273,038	6,246,673	2.7%
Limited Brands, Inc.	52	243,750	5,062,081	2.2%
Steve & Barry's University Sportswear	11	674,736	4,728,282	2.1%
Sterling Inc.	37	68,735	4,433,593	1.9%
AMC Theater	2	148,344	4,109,000	1.8%
Burlington Coat Factory	8	665,282	3,793,640	1.7%
Sears Holding Corporation	23	2,887,385	3,391,212	1.5%
JCPenney Company, Inc.	18	1,868,308	3,287,591	1.4%
Zales Corporation	43	38,238	3,089,700	1.4%
Belks	8	819,730	2,936,344	1.3%
Finish Line, Inc.	27	141,514	2,832,708	1.2%
Genesco Inc.	51	73,365	2,748,601	1.2%
Regal Cinemas	7	246,293	2,713,712	1.2%
American Eagle Outfitters	19	109,562	2,594,683	1.1%
Luxottica Group	36	84,870	2,519,857	1.1%
Total tenants representing > 1.0%	438	8,783,491	$61,382,490	26.8%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2007

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	65	273,038	$6,246,673	2.9%
Limited Brands, Inc.	52	243,750	$5,062,081	2.3%
Gap, Inc.	25	274,853	$4,397,265	2.0%
Sterling Inc.	36	62,955	$4,347,353	2.0%
Zales Corporation	43	38,238	$3,089,700	1.4%
Finish Line, Inc.	27	141,514	$2,832,708	1.3%
Genesco, Inc.	51	73,365	$2,748,601	1.3%
American Eagle Outfitters	19	109,562	$2,594,683	1.2%
Luxottica Group	36	84,870	$2,519,857	1.1%
Claire's Boutique	38	49,214	$2,146,627	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Federated Department Stores	14	2,787,710	$505,000	11.7%
Sears Holding Corporation	18	2,605,402	$1,763,801	10.9%
JC Penney Company, Inc.	15	1,814,654	$3,169,246	7.6%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.5%
Belks	8	819,730	$2,936,344	3.4%
Dillard's	4	763,932	$-	3.2%
Burlington Coat Factory	8	665,282	$3,793,640	2.8%
Steve & Barry's University Sportswear	10	659,665	$4,487,146	2.8%
Saks Incorporated	3	228,156	$2,360,100	1.0%
Boscov's	1	182,609	$-	0.8%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2007

Mall Portfolio

											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	458	50,000	981,662	1,031,662	4.7%	$250,000	$17,978,416	$18,228,416	$5.00	$20.76	8.3%
2008	476	817,773	1,032,225	1,849,998	8.4%	3,629,399	22,843,422	26,472,821	$5.15	$25.21	12.1%
2009	370	1,298,383	1,042,694	2,341,077	10.6%	4,067,315	21,453,176	25,520,491	$5.91	$24.18	11.6%
2010	272	956,385	867,474	1,823,859	8.3%	7,527,328	19,799,088	27,326,416	$8.63	$25.17	12.5%
2011	308	2,117,423	776,475	2,893,898	13.2%	9,328,822	22,653,089	31,981,911	$5.62	$30.61	14.6%
Thereafter	817	9,233,455	2,820,717	12,054,172	54.8%	25,496,505	64,121,837	89,618,342	$7.26	$26.03	40.9%
	2,701	14,473,419	7,521,247	21,994,666	100.0%	$50,299,369	$168,849,028	$219,148,397	$6.72	$25.39	100.0%

Community Center Portfolio

											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	13	-	29,231	29,231	3.5%	$-	$467,829	$467,829	$-	$16.00	5.3%
2008	6	22,518	23,377	45,895	5.4%	118,346	208,750	327,096	$5.26	$15.15	3.7%
2009	13	30,000	45,550	75,550	8.9%	270,000	756,350	1,026,350	$9.00	$17.99	11.6%
2010	15	70,850	74,510	145,360	17.2%	763,751	1,347,437	2,111,188	$10.78	$19.96	23.9%
2011	2	-	6,100	6,100	0.7%	-	67,000	67,000	$-	$10.98	0.8%
Thereafter	19	502,554	42,758	545,312	64.3%	4,052,081	796,800	4,848,881	$8.06	$18.64	54.7%
	68	625,922	221,526	847,448	100.0%	$5,204,178	$3,644,166	$8,848,344	$8.31	$18.09	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2007			Three months ended March 31, 2006

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2007	Share	Total	2006

New developments	$138	$1,078	$1,216	$6

Redevelopment projects (1)	$5,769	$124	$5,893	$9,498

Renovation with no incremental GLA	$8,200	$2,947	$11,147	$2,082

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$193	$-	$193	$786
Non-anchor stores	3,897	6	3,903	3,441
Operational capital expenditures	774	40	814	785
Total Property Capital Expenditures	$4,864	$46	$4,910	$5,012

(1) Redevelopment project detail will be disclosed when applicable.